SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 10, 2007 (September 7, 2007)

SINO-AMERICAN DEVELOPMENT CORPORATION
(Exact name of registrant as specified in Charter)

Nevada	0-26760	20-5065416
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

1427 West Valley Boulevard, Suite 101
Alhambra, CA 91803
(Address of Principal Executive Offices)

(310) 208-1182
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by Sino-American Development Corporation (referred to in this discussion as “we”, “us”, “our”, the “Registrant” or the “Company”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)	Resignation of Director, and Principle Executive Officer and Principle Financial and Accounting Officer.

Effective September 7, 2007, Mr. Dick R. Lee resigned as a member of the Board of Directors of Sino-American Development Corporation (the “Company”). There were no disagreements between or among Mr. Lee and the Company or any officer or director of the Company.

Effective September 7, 2007, Mr. Silas Phillips resigned as the Company’s Principal Executive Officer and Principal Financial and Accounting Officer, but will remain as the Company’s President, Treasurer and Secretary. There were no disagreements between Mr. Phillips and the Company or any officer or director of the Company.

(c)	Appointment of Principal Executive Officer and Principal Financial and Accounting Officer

Effective September 7, 2007, Mr. Fang Zhong was appointed as the Company’s Principal Executive Officer and Principal Financial and Accounting Officer to fill the vacancies resulting from Mr. Phillip’s resignation.  Mr. Fang Zhong is a director and the former Principal Executive Officer, Principal Financial and Accounting Officer and Treasurer of the Company. From 1995 to the present, he has been the Chief Executive Officer and a director of Wuhan Town House Real Estate Development Company Limited ("Wuhan Town House"), which is the principal operating subsidiary of Town House Land Limited, a wholly owned subsidiary of the Company. Mr. Fang Zhong received a Bachelor of Science degree in industrial and domestic architecture from the Wuhan Institute of Urban Construction. He also participated in the MBA program at Northern Jiaotong University.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   September 10, 2007
SINO-AMERICAN DEVELOPMENT CORP.

By:	/s/ Fang Zhong
Fang Zhong Principal Executive Officer